UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2009
Date of Report (Date of earliest event reported)

INVESTORS TITLE COMPANY
(Exact name of Registrant as specified in its charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

121 North Columbia Street
Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

(919) 968-2200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
[  ]  Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
[  ]  Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2009, the stockholders of Investors Title Company (the “Company”) approved the Investors Title Company 2009 Stock Appreciation Right Plan (the “Plan”).  A description of the material terms of the Plan can be found in the Company’s definitive proxy statement for its 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2009 (the “Proxy Statement”) under the caption “Proposal Requiring Your Vote—Proposal 2 – 2009 Stock Appreciation Plan,” which is included as Exhibit 10.1 to this report and incorporated herein by reference.  A copy of the Plan was attached as Appendix A to the Proxy Statement and is included as Exhibit 10.2 to this report and incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                      Description

10.1	Description of Investors Title Company 2009 Stock Appreciation Right Plan, incorporated by reference to Proposal 2 of the Company’s Proxy Statement filed on April 17, 2009.

10.2	Investors Title Company 2009 Stock Appreciation Right Plan, incorporated by reference to Appendix A to the Company’s Proxy Statement filed on April 17, 2009.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: May 26, 2009	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: Commission File No:
May 20, 2009 0-11774

INVESTORS TITLE COMPANY

EXHIBIT INDEX

Exhibit No.                           Exhibit Description

10.1	Description of Investors Title Company 2009 Stock Appreciation Right Plan, incorporated by reference to Proposal 2 of the Company’s Proxy Statement filed on April 17, 2009.

10.2	Investors Title Company 2009 Stock Appreciation Right Plan, incorporated by reference to Appendix A to the Company’s Proxy Statement filed on April 17, 2009.